2018 RBC Capital Markets Global Industrials Conference September 8, 2018

Safe Harbor and Non-GAAP Financial Metrics Certain statements in this presentation may be deemed to be forward-looking. These statements are not historical facts but rather are based on the Company’s current expectations, estimates and projections regarding the Company’s business, operations and other factors relating thereto. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “confident” and similar expressions are used to identify these forward-looking statements. Factors that could cause actual results to differ from those reflected in forward-looking statements relating to our operations and business include: fluctuations in the price and availability of resins and other raw materials and our ability to pass any increased costs of raw materials on to our customers in a timely manner; volatility in general business and economic conditions in the markets in which we operate, including, without limitation, factors relating to availability of credit, interest rates, fluctuations in capital and business and consumer confidence; cyclicality and seasonality of the non-residential and residential construction markets and infrastructure spending; the risks of increasing competition in our existing and future markets, including competition from both manufacturers of high performance thermoplastic corrugated pipe and manufacturers of products using alternative materials; our ability to continue to convert current demand for concrete, steel and PVC pipe products into demand for our high performance thermoplastic corrugated pipe and Allied Products; the effect of weather or seasonality; the loss of any of our significant customers; the risks of doing business internationally; the risks of conducting a portion of our operations through joint ventures; our ability to expand into new geographic or product markets; our ability to achieve the acquisition component of our growth strategy; the risk associated with manufacturing processes; our ability to manage our assets; the risks associated with our product warranties; our ability to manage our supply purchasing and customer credit policies; the risks associated with our self-insured programs; our ability to control labor costs and to attract, train and retain highly-qualified employees and key personnel; our ability to protect our intellectual property rights; changes in laws and regulations, including environmental laws and regulations; our ability to project product mix; the risks associated with our current levels of indebtedness; fluctuations in our effective tax rate, including from the recently enacted Tax Cuts and Jobs Act; changes to our operating results, cash flows and financial condition attributable to the recently enacted Tax Cuts and Jobs Act; our ability to meet future capital requirements and fund our liquidity needs; the risk that additional information may arise that would require the Company to make additional adjustments or revisions or to restate the financial statements and other financial data for certain prior periods and any future periods; a conclusion that the Company’s disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) were ineffective; the review of potential weaknesses or deficiencies in the Company’s disclosure controls and procedures, and discovering weaknesses of which we are not currently aware or which have not been detected; additional uncertainties related to accounting issues generally and other risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission. New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company’s expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Investors are cautioned not to place undue reliance on the Company’s forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. This presentation includes certain non-GAAP financial measures to describe the Company’s performance. The reconciliation of those measures to GAAP measures are provided within the appendix of the presentation. Those disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Agenda ADS at a Glance Track Record of Innovation and Growth Competitive Advantages Strategy and “SPP” Overview Appendix

ADS at a Glance

Investment Proposition ADS is an Industrial Growth Company Leading player in the stormwater management industry Only complete solutions provider in the industry, with a track record of innovation Material conversion strategy driving market share gains Large addressable market opportunity

ADS at a Glance Founded 1966 Listed 2014 NYSE WMS Products: Pipe High Density Polyethlyene (HDPE) Polypropylene (PP) Allied Products Storm & Septic Chambers Fittings Structures / Catch Basins Water Quality Segments: Domestic and International Manufacturing Plants*: 55 Distribution Facilities*: 30 ADS is the leading manufacturer of high performance thermoplastic corrugated pipe ________________________________ * Approximate

Financial Outlook Net sales growth driven by domestic construction markets. Adjusted EBITDA to increase due to favorable demand, cost reduction initiatives and operational improvements. +5.2% +10.7% ________________________________ * FY 2019 is an estimate. Percentage increases are calculated at the midpoint of guidance. $ in millions Sales Adjusted EBITDA

Track Record of Innovation and Growth

Corrugated HDPE pipe proved far superior to materials used at the time A Strong History … Introduced in 1966 Agriculture market converted by late 1970s N-12 HDPE pipe introduced in 1980s

… of Conversion Driven Growth HDPE/PP Share of Storm Sewer Market(1) <1% <10% ________________________________ 1) Based on management estimates. We continue to drive market share gains by displacing traditional materials and driving industry conversion to our products

Allied Products Growth Our allied product portfolio differentiate ADS as a complete solutions provider; with higher margin sales driving more profitable growth FY 14 – FY 18 CAGR: + 9.6%

Innovative Water Management Solutions Our comprehensive portfolio makes us the only complete solutions provider for the water management industry

Our Competitive Advantages

Market Leading Position Superior Product Attributes Extensive Distribution Network ADS is the clear market leader Comprehensive Product Portfolio Unmatched Footprint

Comprehensive Product Portfolio Comprehensive product portfolio with attractive growth opportunities

# Superior Product Attributes



| Cost | Installation | Performance | Sustainability |
| --- | --- | --- | --- |
| **More Cost Effective** | **Reduced Labor & Equipment** | **Superior Performance** | **Sustainable Solutions** |
| ✓ ~20% less installed cost<br>✓ Fewer delivery truckloads required per project<br>✓ Safer handling qualities | ✓ 3x faster to install<br>✓ Lighter weight<br>✓ Longer lengths | ✓ Fewer joints required<br>✓ Water tight joints<br>✓ 100 year design life<br>✓ Chemical and abrasion resistant | ✓ >400M pounds of plastic annual recycled into ADS products<br>✓ 56% of HDPE material used is recycled plastic<br>✓ >1.4B gallons of stormwater managed by ADS StormTech systems |

**High Density Polyethylene (HDPE) and Polypropylene (PP) have superior attributes relative to traditional materials**

16

LEADERSHIP • GROWTH • MOMENTUM THROUGH STRENGTH

Unmatched Scale Extensive network footprint is ~6x larger than our closest HDPE competitor ADS’ Extensive Operating Platform Manufacturing Plant Distribution Center

Extensive Distribution Network Our leading sales force, technical expertise and extensive network of distributor relationships position us as the supplier of choice ~400 Sales & Engineering Professionals Waterworks Retail Recreation Buying

Our Strategy

Our Strategy Outpace domestic construction end market growth by 200+ basis points Operate more efficiently and drive margin expansion Generate strong earnings and cash flow Disciplined capital allocation plan

Operational Excellence Commercial Excellence Strategic Growth Superior Performance Program (SPP) SPP is aimed at driving growth and competitive advantage in the industry as well as accelerating margin expansion and profitability over time

Strategic Growth Strategic Growth Expanding our portfolio of products through new product innovation and M&A, to strengthen our solutions package Invest in high-growth products and highly profitable end markets Storm Water Solutions Sanitary Solutions Potable Water Storm Pipe & Fittings Retention/Detention Structures Water Quality Sanitary Pipe Sanitary Fittings On-Site Septic Potable Water Pipe Irrigation Products

Operational Excellence Network Optimization Optimizing the network to ensure we have the right product, at the right plant, at the right time Drive Supply Chain Efficiency Add Key Tooling Setups Increase Capacity in High Growth Products Optimize our manufacturing footprint, lower transportation costs and improve inventory management Rationalize Network

Commercial Excellence Sales Force Effectiveness Enabling our sales force to drive incremental growth in our storm sewer product revenue Maximize field selling activities while improving efficiency and effectiveness in the way we sell, design, price and quote Pricing Optimization Tool CRM Platform Engineering Design Accelerators $

Raw Material Cost Management ________________________________ Based on management estimates and other qualitative and quantitative factors. Amounts in billions of pounds. HDPE blending technique. Other defined as resin which could be allocated to either “Virgin” or “Recycled”. Well positioned to manage raw material costs through increase in market production capacity and increased utilization of non-virgin raw material Positive Long-Term Market Dynamics Ending US Production Capacity(1) Effective Resource Management Sustainable Product Evolution(2)

# Sustainability

24% 56%

Increase in the percentage of
**HDPE Recycled Plastic**
used in our plastic pipe manufacturing over the last decade

**>400M Pounds**
of plastic annually is kept from landfills because of ADS

**ADVANCED DRAINAGE SYSTEMS, INC.**

**Our Sustainability Impact**

Environmental · Operational · Social & Governance

**6% improvement**
in our vehicle fleet's fuel economy since 2015

**3% decrease**
in our vehicle fleet's empty miles since 2015

**400+**
employees have participated in leadership training

New style aluminum drop side trailers being introduced to improve fuel efficiency

**>40%**
of our MEGA GREEN™ pipe is recycled HDPE material

**1M+** gallons reused storm water
At our Green Line Polymer facilities

1 of the Top 6 Largest
**Recycling Companies**
in North America

Introduced compressed natural gas-fueled trucks into our vehicle fleet

**1.4B+**
Gallons of storm water run-off managed by our StormTech chambers

Supported
**4 Industry Research Studies**
In 2017

**30** incidents
Number of near-misses for employee incidents dropped by 30 in 2017 compared to 2016

**5,000**
employees have received ethics and anti-corruption training since 2015

More than
**$820,000**
donated to charitable organizations in 2017

**2,300**
hours of ethics and anti-corruption training have been delivered since 2015

**4 Industry Organization Memberships**

## Our broad portfolio of innovative products help efficiently and safely manage storm and waste water

LEADERSHIP • GROWTH • MOMENTUM THROUGH STRENGTH

26

ADS: An Industrial Growth Company Leading player in the stormwater management industry Only complete solutions provider in the industry, with a track record of innovation Material conversion strategy driving market share gains Large addressable market opportunity

Appendix

End Markets

# Non-Residential End Market

## Market vs. ADS Growth



FY14 – FY18 CAGR
15%
10%
5%
0%
3%
10%
Market Growth(1)

## Highlights

- Focus on civil engineering design firms to increase specifications and contractors for product acceptance
- Highest concentration of Allied Products sales
- Demand driven by construction activity and increased regulation around management of storm water quantity and quality

## Domestic Revenue Concentration(2)



Non-Residential Construction
59%
41%

## Key Products



N-12®
HP
StormTech®
Nyloplast®
Water Quality

1) Based on management estimates and other quantitative and qualitative factors.
2) Percentage of total domestic net sales for the year ended March 31, 2018.

30
LEADERSHIP • GROWTH • MOMENTUM THROUGH STRENGTH

# Residential End Market

## Market vs. ADS Growth



FY14 – FY18 CAGR
10%
5%
0%
5%
6%
Market Growth(1)

## Highlights

- 51% is sold to the retail channel (i.e., Home Depot, Lowe's)
- 49% is related to new residential construction development (single-family, multi-family housing)
- Housing market growth is forecasted; new subdivision development should benefit from storm sewer sales

## Domestic Revenue Concentration[2]



21%
Residential Construction
79%

## Key Products



N-12®
Single Wall
HP
StormTech®
Nyloplast®

1) *Based on management estimates and other quantitative and qualitative factors.*
2) *Percentage of total domestic net sales for the year ended March 31, 2018.*

31
LEADERSHIP • GROWTH • MOMENTUM THROUGH STRENGTH

Infrastructure End Market Market vs. ADS Growth Highlights Domestic Revenue Concentration(2) Market Growth(1) FY14 – FY18 CAGR Infrastructure Construction Key Products ________________________________ Based on management estimates and other quantitative and qualitative factors. Percentage of total domestic net sales for the year ended March 31, 2018. Focus on gaining key approvals with state and local agencies Market is heavily reliant on public funding HP pipe products gaining traction in public markets Increased focus on infrastructure development at the state funding level N-12® HP

Agriculture End Market Market vs. ADS Growth Highlights Domestic Revenue Concentration(2) Market Growth(1) FY14 – FY18 CAGR Agriculture Key Products ________________________________ Based on management estimates and other quantitative and qualitative factors. Percentage of total domestic net sales for the year ended March 31, 2018. Systematic drainage has been proven to increase crop yields Key economic drivers are farm income and crop prices Corn and Soybeans leading indicators Sales are concentrated in the Midwest Single Wall

Financials

Q1 FY 2019 Financial Performance +260 bps (USD, in millions) Adjusted EBITDA +8.2% Domestic Markets + Construction +10% + Non-Residential +11% + Residential +11% − Infrastructure - 2% − Agriculture - 17% + Pipe +6% + Allied +11% By Geography + Domestic +7% + International +17% By Application + Pipe +7% + Allied +12% Revenue $60.3 $5.2 $6.0 $2.1 $1.5 $75.1 All figures in USD, mm

Fiscal 2019 Financial Outlook Key Metric FY 2018 FY 2019 Y-o-Y Change Previous New Net Sales (in Millions) $1,330 $1,375 - $1,425 $1,375 - $1,425 Up 3% to 7% Adj. EBITDA (in Millions) $210 $220 - $240 $225 - $240 Up 7% to 14% Adj. EBITDA Margin 15.8% 16.0% - 16.8% 16.4% - 16.8% +60 to +100 basis points Fiscal 2019 Expectations

Market FY2019 Outlook Comments Domestic Construction End Markets Growth driven by market conversion and continued strength in the domestic construction markets Agriculture End Market Spring selling season impacted by weather, fall selling season will be contingent on weather International End Market Conversion strategy expected to drive growth in Canadian construction markets. Modest growth anticipated in Mexico. Key Net Sales Drivers – Market Outlook Market Outlook LSD to MSD Flat to Down LSD ADS: Up MSD ADS: Market Perform ADS: Up LSD to MSD

Adjusted EBITDA Reconciliation ___________________________ EBITDA as net income before interest, taxes, depreciation and amortization Adjusted EBITDA as EBITDA before stock based compensation expense, non-cash charges and certain other expenses Three Months Ended June 30, (Amounts in thousands) 2018   2017 Net income $ 33,651 $ 18,474 Depreciation and amortization 17,827 18,221 Interest expense 3,802 4,479 Income tax (benefit) expense 14,284 9,746 EBITDA(1) 69,564 50,920 Derivative fair value adjustments (12) 191 Foreign currency transaction gains (171) (869) Loss on disposal of assets and costs from exit and disposal activities 1,104 3,423 Unconsolidated affiliates interest, tax, depreciation and amortization 379 708 Contingent consideration remeasurement 2 26 Stock-based compensation expense 1,559 1,690 ESOP deferred compensation 4,021 2,614 Executive retirement (benefit) expense (328) 15 Restatement-related (benefit) costs (1,231) 1,460 Transaction costs 256 167 Adjusted EBITDA(2) $ 75,143 $ 60,345